Filed pursuant to Rule 497(e)
File Nos. 333-237048 and 811-23556

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT POLICY

DATUM ONE SERIES TRUST

BRANDES INTERNATIONAL SMALL CAP EQUITY FUND

(the “Fund”)

Supplement dated August 30, 2024

to the Prospectus dated August 5, 2024

Effective, October 29, 2024 the Fund’s principal investment strategies will be revised to reflect a change regarding how the Fund determines a company to be a small capitalization company, including to revise the Fund’s 80% policy pursuant to Rule 35d-1 under the Investment Company Act of 1940. The revised policy will state that under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund considers a company to be a small capitalization company if it has a market capitalization of $7.5 billion or less at the time of purchase.

The subsection entitled “Principal Investments Strategies” of the Fund’s “Summary Section” will be deleted and restated in its entirety as follows:

The International Small Cap Equity Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund considers a company to be a small capitalization company if it has a market capitalization of $7.5 billion or less at the time of purchase. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials sector or financial sector.

The International Small Cap Equity Fund may invest in issuers located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI ACWI ex USA Small Cap Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country. The International Small Cap Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the investment adviser (the “Adviser”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Equity Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Additionally, the subsection “Investment Policies” of the “Investment Objective, Policies, and Risks” section related to the Fund will be deleted and restated in its entirety as follows:

International Small Cap Fund

The International Small Cap Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund currently considers a company to be a small capitalization company if it has a market capitalization of $7.5 billion or less at the time of purchase. Equity securities include common and preferred stocks, REITs, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials or financial sector.

The International Small Cap Fund may invest in issuers located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI ACWI ex USA Small Cap Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.